J.P. Morgan Institutional Funds
Supplement  dated  August 4, 1999,  to the  following  Statement  of  Additional
Information:

J.P. Morgan Institutional Tax Exempt Bond Fund, dated August 2, 1999

The following replaces the third paragraph under the heading "Expenses":

     J.P. Morgan has agreed that it will reimburse all Fund expenses except those allocated to the Fund by the Portfolio. If the Portfolio's allocation of expenses to the Fund exceeds 0.50% of the Fund's average daily net assets, J.P. Morgan will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses at the annual rate of 0.50% of the Fund's average daily net assets. This limit does not cover extraordinary expenses. This reimbursement arrangement will continue through at least November 28, 2000.